SEMI-ANNUAL
REPORT

(LOGO)

               ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES
                               DECEMBER 31, 1998

ARTISAN
INTERNATIONAL
FUND
INSTITUTIONAL SHARES

Table of Contents

LETTER TO SHAREHOLDERS..........2

SCHEDULE OF INVESTMENTS.........8

STATEMENT OF
ASSETS AND LIABILITIES.........13

STATEMENT OF OPERATIONS........14

STATEMENTS OF
CHANGES IN NET ASSETS..........15

FINANCIAL HIGHLIGHTS...........16

NOTES TO
FINANCIAL STATEMENTS...........17

ARTISAN FUNDS
P.O. BOX 8412
BOSTON, MA  02266-8412
(800) 399-1770

This report and the financial statements contained herein are provided for the general information of the shareholders of the Artisan International Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information on the Fund, including fees and expenses, please call (800) 399-1770 for a free prospectus. Read it carefully before you invest or send money.

ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES

Letter to Shareholders - February 25, 1999

THE FUND'S PERFORMANCE
Artisan International Fund gained 1.5% for the six months ended December 31, 1998. By comparison, the Fund's benchmark index, the Morgan Stanley EAFE Index
(EAFE) rose 3.5%; and its peer group, the Lipper International Fund Index, returned -2.7%. For the year ended December 31, 1998, the Fund outpaced its indexes, with a gain of 32.5% versus 20.0% and 12.7%, respectively. And since its inception on December 31, 1995, the Fund has gained 84.4%, versus gains of 29.5%<F1> and 38.6% for the EAFE and Lipper indexes, respectively. We are understandably pleased with our outperformance since the Fund was launched.

<F1> EAFE's performance is based upon a starting date of December 31, 1995.

                       COMPARATIVE QUARTERLY PERFORMANCE

--------------------------------------------------
ARTISAN INTERNATIONAL FUND - INSTITUTIONAL SHARES
AVERAGE ANNUAL TOTAL RETURNS:
One Year:                                  32.18%
Since Inception:                           22.37%
--------------------------------------------------

                  ARTISAN                             LIPPER
               INTERNATIONAL           EAFE       INTERNATIONAL
                    FUND              INDEX         FUND INDEX
               -------------      -------------   --------------

12/28/95         $10,000           $10,000           $10,000
 3/31/96          10,910            10,289            10,467
 6/30/96          12,080            10,452            10,895
 9/30/96          12,220            10,439            10,903
12/31/96          13,437            10,605            11,472
 3/31/97          14,153            10,439            11,756
 6/30/97          14,607            11,793            13,072
 9/30/97          14,850            11,710            13,322
12/31/97          13,913            10,793            12,303
 3/31/98          16,730            12,381            14,129
 6/30/98          18,171            12,512            14,249
 9/30/98          14,744            10,734            12,000
12/31/98          18,436            12,952            13,861








                                         INTERNATIONAL SHARES                                  INSTITUTIONAL SHARES
                          --------------------------------------------------   ---------------------------------------------------
QUARTERLY                                1996                               1997                               1998
PERFORMANCE               ----------------------------------  --------------------------------- ----------------------------------
                          3/31/96  6/30/96  9/30/96 12/31/96 3/31/97  6/30/97  9/30/97 12/31/97 3/31/98  6/30/98  9/30/98 12/31/98
-----------------------------------------------------------------------------------------------------------------------------------
ARTISAN
INTERNATIONAL FUND
INSTITUTIONAL SHARES         9.1%    10.7%     1.2%    10.0%    5.3%     3.2%     1.7%    -6.3%   20.2%     8.6%   -18.9%    25.0%
-----------------------------------------------------------------------------------------------------------------------------------
EAFE Index                   2.9%     1.6%    -0.1%     1.6%   -1.6%    13.0%    -0.7%    -7.8%   14.7%     1.1%   -14.2%    20.7%
-----------------------------------------------------------------------------------------------------------------------------------
Lipper International
Fund Index                   4.4%     4.1%     0.1%     5.2%    2.5%    11.2%     1.9%    -7.6%   14.8%     0.8%   -15.8%    15.5%
-----------------------------------------------------------------------------------------------------------------------------------



Effective July 1, 1997 the Artisan International Fund began offering two classes of capital shares, International Shares and Institutional Shares. Quarterly performance relates to the International Shares prior to July 1, 1997 and to the Institutional Shares subsequent to July 1, 1997. Each class bears different expenses. Please see the Fund's Institutional Shares prospectus dated October 30, 1998 for additional information. Except as otherwise noted, all performance information for Artisan International is for the Institutional Shares.

The graph above compares the results of $10,000 invested in Artisan International Fund International Shares on December 28, 1995 (the date the Fund began operations) to June 30, 1997, and in the Institutional Shares from July 1, 1997 to December 31, 1998, with Morgan Stanley's Europe, Australasia and Far East (EAFE) Index and Lipper International Fund index. EAFE's performance is based upon a starting date of December 31, 1995. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds.

All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities of the two indexes.

OUR INVESTMENT APPROACH
As is our custom, we would like to review our investment approach before discussing details of the Fund's recent performance. Because there are a number of approaches to international investing, we believe investors should understand how a fund achieves its returns.

The Artisan International Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on a few selected themes, i.e., sectors and industries that have accelerating growth prospects and companies that can capitalize on that growth. The Fund's style can be characterized as "bottom-up," meaning that country exposures are typically a residual of stock selection.

OUR APPROACH HAS FOUR BASIC ELEMENTS
COUNTRY AND INDUSTRY FOCUS. We first search for sectors and industries that are providing a good environment for growth. This includes economies where development is accelerating, as well as those becoming more competitive or benefiting from economic stimulus. These countries and industries are where we focus our search for stocks. Although the Fund holds some stocks from emerging countries, these holdings are modest - a minor aspect of our overall strategy. We do not consider the index weighting of countries as part of our process. We will not, for example, maintain a large position in Japan simply because it represents a large portion of the EAFE Index. This approach differentiates the Fund from many of its peers.

BROAD THEMES. Management identifies a limited number of specific sector/industry themes as a focus for its stock selection.

STOCK SELECTION. Having identified themes that provide environments for growth, we look for companies best able to capitalize on this potential. Our portfolio management team travels widely, meeting with company management and conducting fundamental research. We look for well-managed companies in good financial condition, with strong market shares and a reputation for competence and integrity. While our emphasis is on growth, stocks must trade at reasonable valuations. We avoid stocks that are trading at unsustainable or unusually high valuations. Our final country weightings are a residual of our stock selection - the number of good investments we find in a particular area determines our exposure to that area.

RISK REDUCTION. International markets can be volatile, so the management of risk is a major consideration in any decision. Broad diversification - across many regions, countries, industries and companies - is a fundamental aspect of risk management. Although diversification cannot eliminate risk, it can cushion the impact of a decline in one or more parts of the portfolio. As further elements of risk reduction, we monitor the size of individual positions, trading liquidity, and exposure to individual countries and emerging markets.

As we've done before, we urge you to view this Fund as a long-term investment. Because foreign markets can be volatile, the Fund may experience wide performance swings on a short-term basis. While we manage the Fund to dampen this volatility, we cannot eliminate it. Accordingly, we suggest you use this Fund as part of a diversified portfolio, and only if you can accept the possibility of loss.

SIX MONTH REVIEW
The July to September period was turbulent for international equities. Asia's markets were still in the doldrums when Russia devalued the ruble in mid-August, precipitating major declines in many of our bank and telecom holdings. Confident that this too would pass, we persisted in our fundamental strategy. We felt vindicated in October, when foreign markets - much in line with U.S. markets - rebounded dramatically, then continued to make impressive gains throughout the rest of the year.

In this extreme environment, our sector allocation proved sound. Our telecom, financial services and pharmaceutical holdings - in sectors where we have our largest commitments - proved especially resilient. Relative to EAFE, we continued to be heavily overweight Europe and heavily underweight in Asia/Pacific.

For reasons we've discussed before and will reiterate later, we regard Europe's long-term investment potential as superb. But European markets - despite their advances - failed to match the exceptional gains in many Asian markets. Nonetheless, we do not regret the decision to minimize our exposure to Asia. A mid-Fall trip throughout the region confirmed our reluctance. While the worst seemed to be over - with the exception of Japan - and some of the export countries were on the mend, the extent of economic damage had been so severe, that we were simply unable to find companies that met our investment criteria.

Our December 31, 1998, holdings comprised 95 stocks in 22 countries. While we place great importance on our country exposure and weighting, we do not make large, concentrated bets. For us, the more sensible strategy is the combination of broad diversification by country and sector, and a focus on astute stock picking. We believe this strategy may enhance return potential while protecting the Fund from volatility in a given market.

--------------------------------------------------------------------------------
                    REGION/COUNTRY ALLOCATION - 12/31/98<F2>
--------------------------------------------------------------------------------
 REGION/COUNTRY           WEIGHTING     REGION/COUNTRY            WEIGHTING
--------------------------------------------------------------------------------
 United Kingdom               19.6%     Australia                      3.3%
 Italy                        11.3%     Japan                          0.1%
 France                        9.6%     Singapore                      0.1%
 Switzerland                   9.4%     Thailand                   0.0%<F1>
 Germany                       9.2%                               ---------
 Netherlands                   5.6%       ASIA/PACIFIC TOTAL           3.5%
 Finland                       4.6%
 Sweden                        3.1%       Brazil                       2.4%
 Spain                         2.9%       Mexico                       1.5%
 Poland                        0.8%                               ---------
 Austria                       0.8%     LATIN AMERICA TOTAL            3.9%
 Norway                        0.6%
 Czech Republic                0.4%     Canada                         6.8%
 Denmark                       0.2%     Bermuda                        4.1%
                          ---------                               ---------
   EUROPE TOTAL               78.1%     NORTH AMERICA TOTAL           10.9%

                                        OTHER ASSETS LESS LIABILITIES  3.6%
--------------------------------------------------------------------------------
                                        TOTAL                        100.0%
--------------------------------------------------------------------------------

<F1> Less than 0.1% of total net assets
<F2> As a percentage of net assets as of December 31, 1998.

As to stock selection, our winners greatly outnumbered our losers, and nearly one-third posted gains exceeding 15% during the period. Following is our table of largest winners and losers, as well as a recent investment and the thought process behind it.

--------------------------------------------------------------------------------
          TOP5 GAINERS<F1>                       TOP5 LOSERS<F1>
--------------------------------------------------------------------------------
 SECURITY                         %     SECURITY                          %
--------------------------------------------------------------------------------
 Olivetti SPA                107.4%     Cia Riograndense
 Nokia Corporation (ADR)      66.0%       Telecom - Preferred        -56.0%
 Energis PLC                  47.9%     Brunel International NV      -53.3%
 Colt Telecom Group PLC       40.8%     Content Beheer NV            -46.3%
 MetroNet Communications      21.5%     KLM Royal Dutch Airlines NV  -24.2%
   Corporation - Class B                Deutsche Bank AG             -23.0%
--------------------------------------------------------------------------------

<F1> For the six months ended December 31, 1998, these are the holdings that made the largest dollar difference in the portfolio. While some minor holdings experienced greater percentage changes in price, the change in their dollar value, did not, on an individual basis, have as meaningful an effect on the Fund's net assets.

One of our most exciting new holdings is UBS AG (UBS), created by the 1998 merger of Union Bank of Switzerland and Swissbank Corporation. This merger created one of the world's largest money management firms, with over $1.1 trillion in assets; a world leader in private banking and investment banking; and, with a recent market cap of almost $70 billion, one of Europe's largest banks.

We expect that merger-related efficiencies will immediately enhance earnings, of which 65% flow from the stable bases of asset management and private banking. Also, last Fall's losses from exposure to derivatives and Long Term Capital Management prompted management - which we view as excellent - to reduce the bank's risk-related assets.

This better use of the balance sheet, combined with high and rising anticipated returns, point to sharply increasing levels of excess capital, resulting in better opportunities for capital generation and deployment. While management has indicated a possible share buyback in '99, we also expect them to harness UBS's financial strength to expand its global presence through acquisitions. As of December 31, 1998, UBS was the Fund's third largest holding.

PORTFOLIO CHARACTERISTICS
As of December 31, 1998, total net assets in the Fund were $615.6 million. The median market cap of the Fund's holdings was $2.5 billion, and its weighted average market cap was $20.6 billion. Our weighted average growth rate, 17%, slipped below our weighted average P/E ratio of 18X. The reasons: we added several large-cap stocks with lower growth estimates than the smaller-cap names they replaced; and the upward movement of many of our holdings lifted P/E ratios. We continue our practice of purchasing stocks that we believe are most attractive, regardless of market cap. On December 31, 1998, we were 96.4% invested in equities, which we consider to be fully invested. We continue to follow our practice of not hedging the Fund's currency exposure.

Our sector holdings remain broadly diversified. Telecommunications, however, remains an area of emphasis. Deregulation, privatization, technological advances and the growing acceptance of the Internet - in Europe and elsewhere - continue to create exceptional investment opportunities in this sector. And we still favor Europe's banking and insurance sectors, which we see as in the early stages of consolidation. We also hold a number of Europe's leading pharmaceutical firms, and companies that are meeting Europe's growing need for temporary employees. Yet no single stock represents more than 4.8% of assets; and we intend to continue diversifying broadly by country, sector and company.

--------------------------------------------------------------------------------
                              TOP TEN HOLDINGS<F2>
--------------------------------------------------------------------------------
 COMPANY NAME                           COUNTRY                           %
--------------------------------------------------------------------------------
 MetroNet Communications Corporation    Canada                          4.8
    - Class B
--------------------------------------------------------------------------------
 Colt Telecom Group PLC                 United Kingdom                  3.7
--------------------------------------------------------------------------------
 UBS AG                                 Switzerland                     2.9
--------------------------------------------------------------------------------
 Nokia Corporation ADR                  Finland                         2.9
--------------------------------------------------------------------------------
 Global Telesystems Group, Inc.         Bermuda                         2.9
--------------------------------------------------------------------------------
 Olivetti SPA                           Italy                           2.8
--------------------------------------------------------------------------------
 Novartis AG                            Switzerland                     2.7
--------------------------------------------------------------------------------
 Roche Holding AG                       Switzerland                     2.6
--------------------------------------------------------------------------------
 Credit Commercial de France            France                          2.5
--------------------------------------------------------------------------------
 TeleWest Communications PLC            United Kingdom                  2.2
--------------------------------------------------------------------------------
 TOTAL                                                                30.0%
--------------------------------------------------------------------------------


-----------------------------------------------------
           SECTOR DIVERSIFICATION (%)<F2>
-----------------------------------------------------
Sector                                   12/31/1998
-----------------------------------------------------
Basic Materials                              0.4
-----------------------------------------------------
Consumer Cyclical                           13.2
-----------------------------------------------------
Consumer Non-Cyclical                       14.4
-----------------------------------------------------
Energy                                       0.1
-----------------------------------------------------
Financial
  Banks                                     20.9
  Diversified Financial Services             1.2
  Insurance                                  3.2
-----------------------------------------------------
Industrial                                   7.8
-----------------------------------------------------
Technology
  Aerospace/Defense                          1.4
  Computers                                  2.0
  Semiconductors                             0.3
  Software                                   1.8
  Telecommunications Services               17.2
  Telecommunications Equipment               6.3
-----------------------------------------------------
Utilities                                    6.2
-----------------------------------------------------
Other assets less liabilities                3.6
-----------------------------------------------------
TOTAL                                     100.0%
-----------------------------------------------------
<F2> As a percentage of net assets as of December 31, 1998.

OUTLOOK AND STRATEGY
Looking ahead to the next six months, we expect to maintain our recent elements of strategy. We intend, for example, to continue our significant commitment to Europe. As we wrote in last year's annual report, "-we believe that Europe's long-term investment potential is truly exceptional; a confluence of major trends - including deregulation and privatization, consolidation and restructuring, a nascent concern for shareholder value, an emerging equity culture, and the advent of a common currency - is creating unprecedented investment opportunities." And now that the common currency, the Euro, has arrived, we expect it will accelerate and magnify these trends.

We look at Asia differently. Despite glimmers of life in certain economies, the investment environment remains largely unattractive to us. Throughout the region, we continue to see political uncertainty, economic instability and the potential for more market turmoil. Will China stand behind its currency? Will Japan deal effectively with its deepening recession and the huge structural problems that lie behind it? Given the region's enormous potential, we'll be watching closely.

The same goes for Latin America. As things stand, we're not likely to add to our modest holdings in Mexico and Brazil. Brazil's currency devaluation, market plunge and flight of foreign capital do not auger well for the near-term investment environment. In Mexico, too, the sluggish economy, political uncertainty and market drop combine to make us wary. Again, despite this region's potential, we need a higher comfort level to invest.

Canada and Bermuda - where we ended the year at over 10% of assets - certainly offer us that comfort level. Our holdings there are chiefly in telecommunications.

Wherever we invest, we intend to maintain our focus: to find high-quality companies that can profit from emerging trends in stable economies, and to purchase their stocks at attractive valuations.

Thank you for your support of Artisan International Fund. We will continue doing our very best to justify your confidence.

Sincerely,


/s/Mark L. Yockey

Mark L. Yockey
Portfolio Manager

ARTISAN
INTERNATIONAL FUND

Schedule of Investments - December 31, 1998 (Unaudited)

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
COMMON AND PREFERRED STOCKS - 96.4%

AUSTRIA - 0.8%
  Erste Bank Der Oesterreichischen Sparkassen AG -
     commercial bank                                       93,000  $4,977,398

AUSTRALIA - 3.3%
  APN News & Media Limited - publisher and printer
     of regional newspapers                               200,000     288,008
  Australia & New Zealand Banking Group Limited -
     commercial bank                                      900,000   5,890,067
  Colonial Limited - diversified financial services     1,000,000   3,425,455
  <F1> LibertyOne Limited - Internet content provider   1,450,000   3,420,859
  St. George Bank Limited - commercial bank             1,200,000   7,573,993
                                                                  -----------
                                                                   20,598,382

BERMUDA - 4.1%
  <F1> Global Crossing Ltd.<F3> - telecommunication
     services                                             170,000   7,671,250
  <F1> Global Telesystems Group, Inc.<F3> -
     telecommunication services                           320,000  17,840,000
                                                                  -----------
                                                                   25,511,250

BRAZIL - 2.4%
  Cia de Saneamento Basico de Estado de Sao Paulo -
     water and sewage utility                          30,390,000   2,301,320
  Cia Riograndense Telecom - Preferred -
     telecommunication services                        13,051,500   4,698,670
  Embraer-Empresa Brasileira de Aeronautica SA -
     Preferred - aerospace and defense                132,100,000   1,639,907
  Fertilizantes Fosfatados SA - Preferred -
     phosphatic mining and fertilizer               1,010,600,000   2,592,783
  Telecomunicacoes Brasileiras SA (ADR) -
     Preferred - telecommunications                        50,000   3,634,375
                                                                  -----------
                                                                   14,867,055

CANADA - 6.8%
  <F1> MetroNet Communications Corporation -
     Class B <F3> - telecommunication services            873,000  29,245,500
  Northern Telecom Ltd. <F3> - telecommunications
     equipment                                            250,000  12,531,250
  <F1> The T. Eaton Company Ltd. - retail                 100,000     336,932
                                                                  -----------
                                                                   42,113,682

CZECH REPUBLIC - 0.4%
  <F1> Ceske Radiokomunikace, 144A (GDR) -
     telecommunication services                            52,600   1,696,350
  <F1> Ceske Radiokomunikace, Regulation S (GDR) -
     telecommunication services                            25,000     806,250
                                                                  -----------
                                                                    2,502,600

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
DENMARK - 0.2%
  NESA A/S - electrical utility                             8,438$    961,229

FINLAND - 4.6%
  <F1> Fortum Corporation, 144A - energy related
     service company                                      100,000     588,351
  Helsingin Puhelin Oyj - telecommunication services       70,000   4,159,639
  Nokia Corporation (ADR) - Class A -
     telecommunications equipment                         150,000  18,065,625
  <F1> Sonera Group Oyj - telecommunication services      215,000   3,794,862
  <F1> Telephone Cooperative HPY - Membership
     Certificates - telecommunication services                500   1,804,275
                                                                  -----------
                                                                   28,412,752

FRANCE - 9.6%
  Axa - multi-line insurance                               70,000  10,141,298
  Credit Commercial de France - commercial bank           165,000  15,316,580
  Dexia France - special purpose bank                      23,000   3,541,943
  Etablissements Economiques du Casino Guichard-
     Perrachon SA - Preferred - hypermarket/supermarket
     retailer                                              65,000   4,173,672
  <F1> Omnicom SA - telecommunication services             24,567   2,715,508
  Sopra SA - computer services                             12,731   4,508,564
  Suez-Lyonnaise des Eaux - building and construction      60,000  12,319,800
  Thomson CSF - electronics manufacturer                   90,000   3,863,352
  Unilog SA - computer services                             6,000   2,597,031
                                                                  -----------
                                                                   59,177,748

GERMANY - 9.2%
  Altana AG - pharmaceuticals                              50,000   3,900,156
  Bayerische Hypo-Und Vereins Bank AG - commercial bank    50,650   3,966,054
  Bayerische Motoren Werke AG - automobile manufacturer     8,400   6,516,981
  Deutsche Bank AG - money center bank                    200,000  11,766,471
  Dresdner Bank AG - money center bank                    260,000  10,920,437
  KSB AG - Preferred - machinery and pump manufacturer     22,450   3,812,162
  Mannesmann AG - machinery/general industry               90,000  10,314,412
  Marschollek, Lautenschlaeger und Partner AG -
     Preferred - insurance broker                           3,200   1,824,073
  Marseille-Kliniken AG - healthcare services             190,567   3,430,343
                                                                  -----------
                                                                   56,451,089

ITALY - 11.3%
<F1> Banca di Roma - money center bank                  4,455,000   7,544,226
  Banca Popolare di Lodi - commercial bank                150,000   1,687,381
  Banca Popolare di Milano - cooperative bank             400,000   3,628,776
  Istituto Bancario San Paolo di Torino - money
     center bank                                          600,000  10,596,026
  Olivetti SPA - telecommunication services             4,995,000  17,370,498
  Seat Pagine Gialle Saving Shares SPA -
     publishing/advertising company                     4,000,000   3,072,364
  <F1> Seat Pagine Gialle SPA - publishing/advertising
     company                                            8,350,000   7,878,073
  Telecom Italia Savings Shares SPA -
     telecommunication services                           800,000   5,031,903
  Telecom Italia SPA - telecommunication services       1,500,000  12,791,436
                                                                  -----------
                                                                   69,600,683
JAPAN - 0.1%
  Fancl Corporation - cosmetics retailer                    7,000     600,000

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
MEXICO - 1.5%
  Grupo Financiero Inbursa S.A. de C.V. - Class B -
     brokerage, insurance
     and financial services                             1,826,489 $ 3,834,760
  <F1> Seguros Comercial America - Class B - multi-line
     insurance                                            927,500   3,136,293
  Sigma Alimentos S.A. - Class B - food producer        1,170,077   2,031,425
                                                                  -----------
                                                                    9,002,478

NETHERLANDS - 5.6%
  ASR Verzekeringsgroep NV - multi-line insurance          42,000   3,800,500
  Athlon Groep NV - automobile leasing                    250,425   7,451,300
  Benckiser NV - Class B - home cleaning products         100,000   6,547,081
  Cap Gemini NV - computer services                       110,000   7,670,198
  Content Beheer NV - temporary employment services       196,900   3,364,289
  Unique International NV - temporary employment
     services                                             251,971   5,767,154
                                                                  -----------
                                                                   34,600,522
NORWAY - 0.6%
  <F1> Electric Farm ASA - Internet software               56,980           0
  P4 Radio Hele Norge ASA - radio stations              1,139,600   3,749,424
                                                                  -----------
                                                                    3,749,424

POLAND - 0.8%
  Elektrim Spolka Akcyjna SA - electrical products        460,000   4,980,057

SINGAPORE - 0.1%
  Fraser & Neave Limited - beverage seller
     and manufacturer                                     100,000     291,944

SPAIN - 2.9%
  Argentaria, Caja Postal y Banco Hipotecario de
  Espana SA - commercial bank                             338,000   8,740,149
  Catalana Occidente SA - multi-line insurance             28,281     736,277
  Fomento de Construcciones y Contratas SA -
     construction company                                 110,000   8,165,635
                                                                  -----------
                                                                   17,642,061

SWEDEN - 3.1%
  Celsius AB - Class B - aerospace and defense
     product manufacturer                                 240,000   3,249,311
  <F1> Guide Konsult AB - Class B - computer services      60,000   1,063,411
  Pharmacia & Upjohn, Inc. <F3> - pharmaceuticals         100,000   5,662,500
  Semcon AB - consulting services                         180,700   1,490,116
  Sigma AB - Class B - computer services                  500,000   4,153,948
  Telefonaktiebolaget LM Ericsson - Class B -
     telecommunications equipment                         134,000   3,183,094
                                                                  -----------
                                                                   18,802,380

SWITZERLAND - 9.4%
  Julius Baer Holding AG - Class B - commercial bank        2,000   6,646,284
  Novartis AG - pharmaceuticals                             8,500  16,706,705
  Roche Holding AG - pharmaceutical company                 1,325  16,165,829
  UBS AG - money center bank                               59,000  18,124,772
                                                                  -----------
                                                                   57,643,590

THAILAND - 0.0%<F4>
  The Pizza Public Company Limited - fast food
     restaurant franchise                                  52,100     157,662

UNITED KINGDOM - 19.6%
  <F1>  ARM Holdings PLC - microprocessor technology      100,000   2,159,827
  <F1> Cable & Wireless Communications PLC -
     telecommunication services                           820,000   7,479,316
  <F1> Colt Telecom Group PLC - telecommunication
     services                                           1,559,600  23,048,084
  <F1> Energis PLC - telecommunication services           575,000  12,801,130

                                                          SHARES      MARKET
                                                           HELD        VALUE
                                                         --------    --------
UNITED KINGDOM (Continued)
  <F1> Freepages Group PLC - telecommunication
     services                                           3,900,000 $ 1,263,499
  General Electric Company PLC - diversified
     manufacturer                                         900,000   8,149,194
  LucasVarity PLC - auto parts manufacturer             1,714,391   5,725,081
  Next PLC - general retail                               950,000   7,781,193
  Pearson PLC - publisher                                 200,000   3,976,940
  Racal Electronic PLC - telecommunication services       900,000   5,203,522
  Schroders PLC - international merchant banking group    428,000   7,814,787
  Securicor PLC - security and recruitment services     1,005,907   8,406,234
  Select Appointments Holdings PLC - employment
     services                                             736,860   7,590,184
  <F1> TeleWest Communications PLC - cable television   4,750,422  13,653,813
  Triad Group PLC - computer services                     320,000   2,791,161
  WPP Group PLC - advertising agency                      500,000   3,032,065
                                                                  -----------
                                                                  120,876,030

  TOTAL COMMON AND PREFERRED STOCKS (Cost $500,658,679)           593,520,016



                                                           PAR        MARKET
                                                          AMOUNT       VALUE
                                                         --------    --------
  SHORT TERM INVESTMENTS - 9.9%
  Repurchase agreement with State Street Bank and
     Trust Company, 4.0%, dated 12/31/98, due 1/4/99,
     maturity value $60,723,976, collateralized
     by $61,911,521 market value U.S. Treasury
     Bond, 8.875%, due 2/15/19 (Cost $60,697,000)     $60,697,000 $60,697,000
                                                                  -----------

  TOTAL INVESTMENTS - 106.3% (Cost $561,355,679)                  654,217,016

  OTHER ASSETS LESS LIABILITIES - (6.3)%                         (38,617,324)
                                                                 ------------
  TOTAL NET ASSETS - 100.0%<F2>                                  $615,599,692
                                                                 ============


  <F1> Non-income producing securities
  <F2> Percentages for the various classifications relate to total net assets
  <F3> Principally traded in the United States
  <F4> Represents less than 0.1% of assets

  ADR - American Depository Receipt
  GDR - Global Depository Receipt
  Regulation S - Security not registered with the Securities and Exchange Commission and not subject to United States security laws

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ARTISAN
INTERNATIONAL FUND

Portfolio Diversification - December 31, 1998 (Unaudited)

                                                          Market
                                                          Value     Percentage
                                                         --------    --------

  Basic Materials                                     $ 2,592,783        0.4%
  Consumer Cyclical                                    80,990,332        13.2
  Consumer Non-Cyclical                                88,918,795        14.4
  Energy                                                  588,351         0.1
  Financial
     Banks                                            128,735,343        20.9
     Diversified Financial Services                     7,260,215         1.2
     Insurance                                         19,638,442         3.2
  Industrial                                           47,741,261         7.8
  Technology
     Aerospace/Defense                                  8,752,570         1.4
     Computers                                         12,322,954         2.0
     Semiconductors                                     2,159,827         0.3
     Software                                          11,091,057         1.8
     Telecommunications Services                      105,629,579        17.2
     Telecommunications Equipment                      38,983,491         6.3
  Utilities                                            38,115,016         6.2
                                                    -------------    --------
  TOTAL COMMON AND PREFERRED STOCKS                   593,520,016        96.4
  Total short-term investments                         60,697,000         9.9
                                                    -------------    --------
  TOTAL INVESTMENTS                                   654,217,016       106.3
  OTHER ASSETS LESS LIABILITIES                      (38,617,324)       (6.3)
                                                    -------------    --------
  TOTAL NET ASSETS                                  $ 615,599,692      100.0%
                                                    =============    ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      Statement of Assets and Liabilities
                          December 31, 1998 (Unaudited)

ASSETS:
Investments in securities, at value (cost $561,355,679).......   $ 654,217,016
Cash .........................................................             863
Receivable from investments sold..............................       7,381,761
Receivable from forward currency contracts....................      44,895,672
Receivable from fund shares sold..............................       5,762,918
Interest receivable...........................................           6,744
Dividends receivable..........................................         960,651
Organizational costs..........................................          14,640
                                                                 -------------
TOTAL ASSETS..................................................     713,240,265

LIABILITIES:
Payable for investments purchased.............................      51,916,084
Payable for forward currency contracts........................      44,985,628
Payable for fund shares redeemed..............................         283,632
Payable for organizational costs..............................          14,640
Payable for operating expenses................................         341,931
Other liabilities.............................................          98,658
                                                                 -------------
TOTAL LIABILITIES.............................................      97,640,573
                                                                 -------------
TOTAL NET ASSETS..............................................   $ 615,599,692
                                                                 =============

NET ASSETS CONSIST OF:
Fund shares issued and outstanding............................   $ 523,845,201
Net unrealized appreciation (depreciation) on investments
  and foreign currency related transactions ..................      92,815,738
Accumulated undistributed net investment income (loss)........     (2,033,917)
Accumulated undistributed net realized gains (losses)
  on investments and foreign currency related transactions ...         972,670
                                                                 -------------
                                                                 $ 615,599,692
                                                                 =============

INTERNATIONAL SHARES:
Net assets:...................................................   $ 507,659,389
Number of shares outstanding:.................................      31,489,123
Net asset value, offering price and redemption price per share:         $16.12

INSTITUTIONAL SHARES:
Net assets:...................................................   $ 107,940,303
  Number of shares outstanding: ..............................       6,692,656
  Net asset value, offering price and redemption price per share:       $16.13


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                            Statement of Operations
             For the Six Months Ended December 31, 1998 (Unaudited)


INVESTMENT INCOME:
Interest......................................................   $     408,517
Dividends.....................................................   1,924,850<F1>
                                                                --------------
TOTAL INVESTMENT INCOME.......................................       2,333,367

EXPENSES:
Advisory fees.................................................       2,502,989
Transfer agent fees:
  International Shares .......................................         429,715
  Institutional Shares .......................................          10,413
Shareholder communications:
  International Shares .......................................          81,203
  Institutional Shares .......................................           5,423
  Custodian fees .............................................         236,871
Accounting fees...............................................          37,991
Professional fees.............................................          44,623
Registration fees.............................................          86,834
Directors' fees...............................................           7,500
Organizational costs..........................................           3,660
Other operating expenses......................................          28,419
                                                                --------------
TOTAL OPERATING EXPENSES......................................       3,475,641
                                                                --------------
NET INVESTMENT INCOME (LOSS)..................................     (1,142,274)

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
Net realized gain (loss) on:
  Investments ................................................     (1,190,304)
  Foreign currency related transactions ......................       (154,300)
                                                                --------------
                                                                   (1,344,604)
Net increase (decrease) in unrealized appreciation on:
  Investments ................................................      11,445,631
  Foreign currency related transactions ......................        (12,640)
                                                                --------------
                                                                    11,432,991
                                                                --------------
NET GAIN (LOSS) ON INVESTMENTS................................      10,088,387
                                                                --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $8,946,113
                                                                ==============

<F1> Net of foreign taxes withheld of $328,425.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                      Statements of Changes in Net Assets

                                                     SIX MONTHS        YEAR
                                                        ENDED          ENDED
                                                    12/31/98<F1>      6/30/98
                                                    ===========================
OPERATIONS:
Net investment income (loss)...................   $ (1,142,274)    $ 1,635,707
Net realized gain (loss) on:
  Investments .................................     (1,190,304)     28,895,798
  Foreign currency related transactions .......       (154,300)      (991,131)
Net increase (decrease) in unrealized
  appreciation on:
  Investments .................................      11,445,631     47,423,084
  Foreign currency related transactions .......        (12,640)         22,144
                                                    ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ..................       8,946,113     76,985,602

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
  International Shares ........................       (944,186)    (4,035,316)
  Institutional Shares ........................       (257,100)      (823,369)
Net realized gains on investment transactions:
  International Shares ........................     (6,509,837)   (23,067,732)
  Institutional Shares ........................     (1,271,446)    (4,236,936)
                                                    ---------------------------
TOTAL DISTRIBUTIONS PAID TO SHAREHOLDERS.......     (8,982,569)   (32,163,353)

FUND SHARE ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM FUND SHARE ACTIVITIES ........     118,456,533      3,177,296
                                                    ---------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS........     118,420,077     47,999,545
Net assets, beginning of period................     497,179,615    449,180,070
                                                    ---------------------------
NET ASSETS, END OF PERIOD......................   $ 615,599,692  $ 497,179,615
                                                    ===========================

<F1> Unaudited.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                              Financial Highlights
                 For a share outstanding throughout each period


                                           PERIOD         PERIOD          YEAR           YEAR           YEAR           PERIOD
                                           ENDED          ENDED          ENDED           ENDED          ENDED           ENDED
                                        12/31/98<F1>   12/31/98<F1>     6/30/98         6/30/98        6/30/97       6/30/96<F5>
                                       INTERNATIONAL  INSTITUTIONAL  INTERNATIONAL   INSTITUTIONAL  INTERNATIONAL   INTERNATIONAL
                                           SHARES         SHARES         SHARES         SHARES         SHARES          SHARES
                                        =========================================================================================


Net Asset Value
  Beginning of Period                      $ 16.25        $ 16.26        $ 14.48        $ 14.48        $ 12.08        $ 10.00

Net Investment
  Income (Loss)                         (0.04)<F2>     (0.03)<F2>       0.06<F2>       0.09<F2>           0.07           0.04
Net Realized and
  Unrealized Gain (Loss)
  on Investments                              0.19           0.19           3.04           3.04           2.44           2.04
                                        -----------------------------------------------------------------------------------------
Total Income
  (Loss) from Investment
  Operations                                  0.15           0.16           3.10           3.13           2.51           2.08
                                        -----------------------------------------------------------------------------------------

Dividends from Net
  Investment Income                         (0.04)         (0.05)         (0.20)         (0.22)         (0.02)              -
Distributions from
  Net Realized Gains                        (0.24)         (0.24)         (1.13)         (1.13)         (0.09)              -
                                        -----------------------------------------------------------------------------------------
Total Distributions                         (0.28)         (0.29)         (1.33)         (1.35)         (0.11)              -
                                        -----------------------------------------------------------------------------------------

Net Asset Value
  End of Period                            $ 16.12        $ 16.13        $ 16.25        $ 16.26        $ 14.48        $ 12.08
                                        =========================================================================================

Total Return                              1.4%<F3>       1.5%<F3>          24.1%          24.4%          20.9%      20.8%<F3>

Net Assets End of
  Period (millions)                        $ 507.7         $107.9        $ 414.5         $ 82.6        $ 449.2         $ 71.5
Ratio of Expenses to
  Average Net Assets                     1.42%<F4>      1.23%<F4>          1.45%          1.25%          1.61%      2.50%<F4>
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets                           (0.49%)<F4>    (0.30%)<F4>          0.37%          0.68%          1.07%      1.60%<F4>
Portfolio Turnover Rate                 40.38%<F3>     40.38%<F3>        109.42%        109.42%        103.66%     57.00%<F3>


<F1> Unaudited.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                         December 31, 1998 (Unaudited)

(1)  ORGANIZATION:
     The Artisan International Fund ("the Fund") is a series of Artisan Funds, Inc. ("Artisan Funds") which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is an open-end diversified investment company. The Fund commenced operations on December 28, 1995.

     Effective July 1, 1997, the International Fund began offering a second class of capital shares, International Institutional Shares ("Institutional Shares"). Institutional Shares are sold to institutional investors meeting certain minimum investment requirements. International Fund's shares outstanding at July 1, 1997 were designated "International Shares." International Shares are sold to all potential investors. Each class of shares has equal rights with respect to portfolio assets and voting privileges. Each class has exclusive voting rights with respect to any matters involving only that class. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares. Expenses attributable to a particular class of shares, such as transfer agency fees and shareholder communication expenses, are allocated directly to that class. On July 1, 1997, 3,071,672 International Shares (with a net asset value of $44,477,811) were transferred to Institutional Shares.

     The International Fund International Shares and International Fund Institutional Shares each have 5,000,000,000 shares authorized with a $0.01 par value.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     The following is a summary of significant accounting policies of the Fund.

     (a) Security valuation - Each security is valued at the last sales price reported by the principal securities exchange on which the issue is traded, or if no sale is reported on the principal exchange, the last sale on a secondary exchange. The last bid price reported is utilized if no sales have taken place. Securities for which prices are not readily available, or for which management believes that the last sale or bid price is not reflective of the fair value of the security, are valued at a fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                                  (Continued)

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute to its shareholders substantially all of its taxable income as well as realized gains from the sale of investment securities and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded on trade date. Net realized gains and losses on securities are computed on specific security lot identification.

     (d) Foreign currency translation - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

          The Fund enters into forward currency contracts to hedge the foreign currency exposure on open payables and receivables. The forward currency contracts are recorded at market value and any related realized and unrealized gains and losses are reported as foreign currency related transactions for financial reporting purposes. For tax purposes, these foreign exchange gains and losses are treated as ordinary income. The Fund could be exposed to loss if the counterparties fail to perform under these contracts.

     (e) Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from private placements and foreign securities are recorded as soon as the information becomes available to the Fund if such information is obtained subsequent to the ex-dividend date. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Generally accepted accounting principles require that certain differences between financial reporting and tax amounts be reclassified to capital stock.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                                  (Continued)

(3)  TRANSACTIONS WITH AFFILIATES:
     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

          Average Daily Net Assets        Annual Rate
          ------------------------       ------------
          Less than $500 million            1.000%
          $500 million to $750 million      0.975%
          $750 million to $1 billion        0.950%
          Greater than $1 billion           0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports.

     Each director who is not an interested person of Artisan Funds or the Adviser receives an annual retainer fee of $5,000 per Fund, plus reimbursement of expenses related to his duties as a director of Artisan Funds.

     A company in which a Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities is defined by the Investment Company Act of 1940 as an affiliated person of the Fund. The Fund holds one security, P4 Radio Hele Norge ASA(P4 Radio), which is defined by the Investment Company Act as an affiliated person of the Fund. The Fund did not execute any transactions or realize any income from P4 Radio during the six months ended December 31, 1998.


(4)  ORGANIZATIONAL COSTS AND PREPAID REGISTRATION EXPENSES:
     Organizational costs are amortized over sixty months. These expenses were paid by the Adviser and will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                                  (Continued)
(5)  LINE OF CREDIT ARRANGEMENTS:
     Artisan Funds is party to a line of credit agreement with State Street Bank and Trust Company, under which each Fund may borrow up to the lesser of 10% of its net assets or $30 million. Artisan Funds pays an annual commitment fee of 0.10% on the unused portion of the line of credit. This fee is allocated to each Fund based on relative net assets. Interest is charged on any borrowings at the current Federal funds rate plus 0.50%. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. There were no borrowings under the line of credit during the six months ended December 31, 1998.


(6)  INVESTMENT TRANSACTIONS:
     The cost of securities purchased and the proceeds from the sale of securities (excluding short-term securities) for the six months ended December 31, 1998 were as follows:

                  Security Purchases    Security Sales
                  ------------------   ---------------
                     $293,093,535        $199,174,916

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                                  (Continued)

(7)  FUND SHARE ACTIVITIES:

     Capital share transactions for the Fund were as follows:


                                                        INTERNATIONAL FUND
                                                   -----------------------------
                                                    INTERNATIONAL INSTITUTIONAL
SIX MONTHS ENDED DECEMBER 31, 1998                     SHARES         SHARES
--------------------------------------------------------------------------------

Proceeds from shares issued                         $ 265,575,121  $24,302,379
Net asset value of shares issued in
  reinvestment of distributions                         7,210,693    1,448,132
Cost of shares redeemed                             (175,397,339)  (4,682,453)
                                                    ----------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES   $ 97,388,475 $ 21,068,058
                                                    ============================

TRANSACTIONS IN SHARES OF THE FUND
-----------------------------------------------
Shares sold                                            17,380,736    1,805,019
Shares issued from reinvestment of distributions          558,547      112,258
Shares redeemed                                      (11,952,911)    (308,225)
                                                    ----------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES               5,986,372    1,609,052
                                                    ============================

FISCAL YEAR ENDED JUNE 30, 1998
-----------------------------------------------
Net asset value of shares transferred               $(44,477,811) $ 44,477,811
Proceeds from shares issued                           235,471,219   27,045,257
Net asset value of shares issued in
  reinvestment of distributions                        25,959,795    4,802,555
Cost of shares redeemed                             (287,349,997)  (2,751,533)
                                                    ----------------------------
NET INCREASE (DECREASE) FROM FUND SHARE ACTIVITIES  $(70,396,794) $ 73,574,090
                                                    ============================

TRANSACTIONS IN SHARES OF THE FUND
-----------------------------------------------
Shares transferred                                    (3,071,672)    3,071,672
Shares sold                                            15,876,987    1,835,634
Shares issued from reinvestment of distributions        2,075,110      383,897
Shares redeemed                                      (20,392,769)    (207,599)
                                                    ----------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES             (5,512,344)    5,083,604
                                                    ===========================

                           ARTISAN INTERNATIONAL FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                                  (Continued)

(8)  INFORMATION FOR FEDERAL INCOME TAX PURPOSES:

     Federal Tax Basis Cost of Securities........................$ 561,355,679
     Aggregate Gross Unrealized Appreciation on Investments......  133,776,975
     Aggregate Gross Unrealized Depreciation on Investments......   40,915,638
     Net Unrealized Appreciation (Depreciation) on Investments... $ 92,861,337

     The difference between cost amounts for financial reporting and tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions and passive foreign investment company (PFIC) value adjustments. Losses from foreign currency related transactions from November 1, 1997 to June 30, 1998 of $887,524 are recognized for federal income tax purposes in fiscal 1999.

--------------------------------------------------------------------------------
                         NOTES ON PORTFOLIO STATISTICS

The letter to shareholders included in this annual report includes statistical information about the portfolio of the Artisan International Fund. That information is as of December 31, 1998 and varies with changes in the Fund's portfolio investments.
--------------------------------------------------------------------------------